EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Report on Form 10-Q of Kore Resources, Inc. (the “Company”) for the period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Barend C. Greyling, as Principal Executive Officer and Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2016	By:	/s/ Barend C. Greyling
	Name:	Barend C. Greyling
	Title:	President, Chief Executive Officer, Secretary and
Treasurer (Principal Executive Officer)
(Principal Financial and Accounting Officer)